SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):     July 24, 2017

ENPRO INDUSTRIES, INC.
(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation		Identification No.)

5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209
(Address of principal executive offices, including zip code)

704 731-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2017, the Board of Directors of EnPro Industries, Inc. (the “Company” or “EnPro”) appointed Marvin A. Riley as EnPro’s Chief Operating Officer. Prior to this appointment, Mr. Riley, age 43, served as President of the Company’s Fairbanks Morse division since May 2012. Prior to that Mr. Riley served as Vice President, Manufacturing, of EnPro since December 2011. Mr. Riley served as Vice President Global Operations of the Company’s GGB division from November 2009 until November 2011 and as Vice President Operations Americas, GGB division, from July 2007 until November 2011. Prior to joining EnPro, he was an executive with General Motors Vehicle Manufacturing and held multiple positions of increasing responsibility from 1997 to 2007 within General Motors.

In connection with his appointment as Chief Operating Officer, Mr. Riley’s annual salary rate was increased to $360,000, his annual incentive performance plan award was adjusted for the remainder of 2017 to establish a target based on 70% of his prorated salary for 2017 with corporate-level performance objectives, he was awarded restricted stock units for 4,000 shares of EnPro common stock which, subject to continued employment, vest three years after the date of grant provided that by December 31, 2018 he relocate his permanent residence to the Charlotte, North Carolina area, and he became entitled to receive corporate executive relocation benefits, including:

•	reimbursement for temporary living arrangements for up to 60 days;

•	reimbursement of travel expenses for return trips home every other weekend if needed during the temporary living period;

•	assistance in purchasing a new home;

•	assistance in marketing or selling his present home;

•	reimbursement for moving expenses of household goods and automobiles; and

•	a relocation bonus of $8,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 24, 2017

ENPRO INDUSTRIES, INC.

/s/ Robert S. McLean
By:	Robert S. McLean
Executive Vice President and General Counsel

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